                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ----------------------
                                    FORM 8-K



                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

                                JANUARY 31, 2005



                               IPC HOLDINGS, LTD.
             (Exact name of registrant as specified in its charter)


                                     BERMUDA
                 (State or Other Jurisdiction of Incorporation)


            0-27662                                   NOT APPLICABLE
     (Commission File Number)                        (I.R.S. Employer
                                                    Identification No.)


       AMERICAN INTERNATIONAL BUILDING,
               29 RICHMOND ROAD
               PEMBROKE, BERMUDA                             HM 08
   (Address of principal executive offices)                (Zip Code)


                                 (441) 298-5100
                         (Registrant's telephone number,
                              including area code)

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS.

      On January 31, 2005, IPC Holdings, Ltd. announced its revised estimate of the impact of various windstorms which occurred in August and September, 2004, on its results of operations for the fourth quarter, 2004. The full text of the press release issued in connection with the announcement is attached as Exhibit
99.1 to this Current Report on Form 8-K.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

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
Exhibit
Number      Description
------      -----------
99.1        Press release of IPC Holdings, Ltd. issued January 31, 2005 reporting on the Company's revised estimate of the impact of various windstorms which occurred in August and September, 2004, on its results of operations for the fourth quarter, 2004.


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           IPC HOLDINGS, LTD.


                                           By        /s/ James P. Bryce
                                             ------------------------------
                                                    James P. Bryce
                                                     President and
                                                Chief Executive Officer

Date: February 1, 2005

                                  EXHIBIT INDEX

Exhibit
Number      Description
-------     -----------
99.1        Press release of IPC Holdings, Ltd. issued January 31, 2005 reporting on the Company's revised estimate of the impact of various windstorms which occurred in August and September, 2004, on its results of operations for the fourth quarter, 2004.


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